UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report:                                        December 7, 2005
(Date of earliest event reported)                             (December 1, 2005)


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                    001-14551
                            (Commission File Number)


             Texas                                             74-2611034
   (State or other jurisdiction                               (IRS Employer
        of incorporation)                                   Identification No.)


206 Wild Basin Rd., Bldg. B, Suite 400,                            78746
          Austin, Texas                                          (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 334-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operation and Financial Condition.

On December 1, 2005, Multimedia Games, Inc. (the "Registrant") issued a press release announcing its fourth-quarter and fiscal year 2005 results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement, and the related conference call transcript are attached to this Current Report on Form 8-K as Exhibit Nos. 99.1 and 99.2, respectively. The December 1, 2005 press release and the conference call transcript contain forward-looking statements regarding the Registrant, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

For clarification purposes, in fiscal year 2006, the Registrant will have a cash capital expenditure outflow of approximately $39 million for development agreements. In addition, the Registrant will have player station deployment and maintenance capital expenditures of approximately $7 million per quarter.


Use of Non-GAAP Financial Information

The Registrant uses the non-GAAP measure of EBITDA in its earnings releases. EBITDA is defined as earnings before interest, taxes, amortization, depreciation, and accretion of contract rights. Beginning in the period ending September 30, 2005, accretion of contract rights has been added to the calculation of EBITDA. Prior periods have been adjusted to reflect this change. Although EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), the Registrant believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Registrant's past financial performance and provides useful information to the investor, because of its historical use by the Registrant as a performance measure, and the use of EBITDA by virtually all companies in the gaming equipment sector as a measure of performance. However, investors should not consider this measure in isolation or as a substitute for net income, operating income, or any other measure for determining the Registrant's operating performance that is calculated in accordance with GAAP. In addition, because EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. The Registrant has included a reconciliation of EBITDA to the most comparable GAAP financial measure, net income, in the attached press release.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



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Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Description
-----------     -----------

   99.1 Press Release, dated December 1, 2005, announcing fourth-quarter and fiscal year 2005 results

   99.2 Transcript of fourth-quarter and fiscal year 2005 earnings conference call



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MULTIMEDIA GAMES, INC.


Dated: December 7, 2005                 By:     /s/Craig S. Nouis
                                                --------------------------------
                                                Craig S. Nouis
                                                Chief Financial Officer and
                                                Principal Accounting Officer



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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

   99.1 Press Release, dated December 1, 2005, announcing fourth-quarter and fiscal year 2005 results

   99.2 Transcript of fourth-quarter and fiscal year 2005 earnings conference call



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